                          OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                       A Series of Oppenheimer Variable Account Funds
                          Supplement dated January 13, 2003 to the
                                Prospectus dated May 1, 2002

The supplement dated May 15, 2002 to the Prospectus is withdrawn.

The Prospectus is changed as follows:

1.    The Prospectus is changed by replacing the paragraph titled "Portfolio Managers" on page 8 with the following:

   "Portfolio Managers.  Effective January 13, 2003, the equity portion of the Fund's portfolio is managed by Emmanuel Ferreira, supported by other members of the Manager's value portfolio team, and the fixed-income portion of the portfolio is managed by Angelo
   Manioudakis, supported by other members of the Manager's high-grade fixed-income team.
   Mr. Ferriera and Mr. Manioudakis are primarily responsible for the day-to-day management of the Fund's portfolio and are Vice Presidents of the Fund.  Mr. Ferreira is a Vice
   President of the Manager and Mr. Manioudakis is a Senior Vice President of the Manager.
   Prior to joining the Manager in January 2003, Mr. Ferreira was a portfolio manager at
   Lashire Investments (1999-2003), and a senior analyst at Mark Asset Management
   (1997-1999).  Prior to joining the Manager, Mr. Manioudakis was a portfolio manager at
   Morgan Stanley Investment Management (from August 1993 to April 2002)."

2.    The  Prospectus  is changed by adding the  following  disclosure  after the  paragraph titled "Money Market Instruments" on page 6:

   "Credit  Derivatives.  The Fund may enter into credit  default  swaps,  both (i) directly and (ii) indirectly in the form of a swap embedded  within a structured  note, to protect against  the risk that a  security  will  default.  The Fund pays a fee to enter into the trade and  receives a fixed  payment  during  the life of the swap.  If there is a credit event (for example,  the security  fails to timely pay interest or  principal),  the Fund either  delivers  the  defaulted  bond (if the Fund has taken the short  position  in the credit default swap, also known as "buying credit  protection") or pays the par amount of the defaulted  bond (if the Fund has taken the long  position in the credit  default swap note,  also know as "selling credit  protection").  Risks of credit default swaps include the cost of paying for  credit  protection  if there are no credit  events,  and  adverse pricing when purchasing  bonds to satisfy its delivery  obligation  where the Fund took a short position in the swap and there has been a credit event."

   January 13, 2003                                         PS0670.003